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                                                                    EXHIBIT 23.2

                            [LETTERHEAD OF KPMG LLP]

                              ACCOUNTANTS' CONSENT

The Board of Directors
True North Communications Inc.

   We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                        KPMG LLP

Omaha, Nebraska
July 7, 1999